Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The company may issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights ("SARs") under its stock incentive plan; at December 31, 2012, 1.6 million shares were available for future grants. Stock awards and stock options issued to the company's chief executive officer are under a separate plan as described in Note 1. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. The company issues new shares when grants of restricted stock units vest or when options are exercised under the stock plans. Stock compensation expense totaled $8 million, $10 million and $14 million for the years ended December 31, 2012, 2011 and 2010, respectively.
RESTRICTED STOCK UNITS
The company's share-based awards primarily consist of restricted stock units, which generally vest over four years. The fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
A summary of the activity and related information for the company's restricted stock units follows:

	2012
(In thousands, except per share amounts)	Units	Weighted average grant date price
Unvested units at January 1, 2012	1,840	$12.18
Units granted	778	9.38
Units vested	(622)	12.83
Units forfeited	(645)	11.07
Unvested units at December 31, 2012	1,351	$10.80

Restricted stock unit compensation expense totaled $8 million, $8 million and $10 million for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012, there was $8 million of total unrecognized pre-tax compensation cost related to unvested restricted stock unit awards. This cost is expected to be recognized over a weighted-average period of approximately two years. The weighted average grant date price in 2011 and 2010 was $10.23 and $14.83, respectively.
LONG-TERM INCENTIVE PROGRAM
The company has established a Long-Term Incentive Program ("LTIP") for certain executive level employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. As discussed in Note 1, LTIP awards cover three year performance cycles and are measured partly on performance criteria (cumulative earnings per share or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through compensation expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method. For the 2012-2014 and 2011-2013 periods, up to 0.3 million and 0.1 million shares, respectively, could be awarded depending on the company’s achievement of the metrics. The company awarded approximately 0.1 million shares and approximately $1 million in cash payments for the 2009-2011 plan in March 2012 and approximately 0.1 million shares and approximately $1 million in cash payments for the 2008-2010 plan in March 2011. No shares and no cash payments for the 2010-2012 plan will be awarded.
STOCK OPTIONS
The table below includes hiring inducement stock option grants for 1,440,062 shares made to the company's new chief executive officer in October 2012 and for 325,000 shares made to the company’s former chief executive officer in January 2004, both in accordance with New York Stock Exchange rules. In addition, options of less than 0.1 million shares were outstanding at December 31, 2012 under the stock incentive plan, which excludes options granted to the current and former chief executive officers. These options generally vested over four years and are exercisable for a period not in excess of ten years, through 2013.
A summary of the activity and related information for the company's stock options follows:

	2012
(In thousands, except per share amounts)	Shares	Weighted average exercise price
Under option at January 1, 2012	817	$18.73
Options granted	1,440	7.68
Options exercised	—	—
Options forfeited or expired	(430)	15.92
Under option at December 31, 2012	1,827	$10.68
Options exercisable at December 31, 2012	388	$21.85

At December 31, 2012, there was $3 million of total unrecognized pre-tax compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted-average period of approximately two years. Options outstanding as of December 31, 2012 had a weighted average remaining contractual life of four years and had exercise prices ranging from $7.68 to $23.16. The following table provides further information on the range of exercise prices:

	Options Outstanding and Exercisable
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Weighted average remaining life	Aggregate Intrinsic Value
Exercise price:
$15.05	63	$15.05	1 month	—
$23.16	325	23.16	1 month	—

The estimated weighted average fair value per option share granted was $2.68 for 2012 using a Black-Scholes option pricing model based on market prices and the following assumptions at the date of option grant: weighted average risk-free interest rate of 3.4%, dividend yield of 0%, volatility factor for the company's common stock of 50% and a weighted average expected life of three years for options not forfeited.